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                           PLAN INVESTMENT FUND, INC.

                       Supplement dated December 13, 1999
                       to Prospectus dated April 26, 1999


         The following is added to the "Pricing of Participation Certificates" section of the Prospectus:

         On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be granted on the next business day.